UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2025

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Since 2015, non-practicing entity Contour IP Holding LLC (“CIPH”) and its affiliates have filed lawsuits against GoPro, Inc. (the “Company”) in various federal district courts alleging patent infringement of the Company’s camera products. Following litigation before federal district courts, the Federal Circuit, and the United States Patent and Trademark Office, a trial for Contour IP Holding, LLC v. GoPro, Inc. (Case No. 3:17-cv-04738-WHO) commenced on September 29, 2025 before the United States District Court for the Northern District of California (the “Court”).

On October 10, 2025, a jury returned a verdict. The jury concluded that none of the Company’s products commercially launched from 2020 – 2024, including HERO9 Black to HERO13 Black, infringe the two asserted patents. Additionally, the jury invalidated the only asserted claim of one of the two patents. With respect to the other asserted patent, the jury found one independent claim valid, but also determined that the related dependent claim is invalid.

With respect to certain legacy cameras that the Court previously found to infringe, the jury awarded CIPH $8,200,000 in past damages. Based on the jury’s findings of non-infringement and invalidity, none of the Company’s products introduced in or after 2020 are subject to the damages award. The verdict is subject to post-trial briefing and appeal. No judgment has been entered.
Note on Forward-looking Statements

This Current Report on Form 8-K may contain projections or other forward-looking statements within the meaning Section 27A of the Private Securities Litigation Reform Act. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements related to any potential appeal and future litigation action. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events may differ materially from those anticipated in such forward-looking statements due to risks and uncertainties, which include, but are not limited to, risks related to the outcome of the case. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025, and as updated in filings with the SEC including the Quarterly Report on Form 10-Q for the quarter ended August 11, 2025. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	October 16, 2025	By: /s/ Jason C. Stephen
Jason C. Stephen Vice President, General Counsel and Secretary